UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

OWL ROCK CAPITAL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ISS and Glass Lewis Recommend that Shareholders Vote “FOR”

the ORCC Special Meeting Proposals

NEW YORK — February 24, 2021 — Owl Rock Capital Corporation (NYSE: ORCC, or the “Company”) announced today that leading independent proxy advisory firms, Institutional Shareholder Services (“ISS”) and Glass Lewis & Co. (“Glass Lewis”), recommend that the Company’s shareholders vote “FOR” (i) the Company’s entry into an amended and restated investment advisory agreement (the “New Advisory Agreement”) between the Company and Owl Rock Capital Advisors LLC (the “Adviser”) and (ii) a proposal to adjourn and reconvene the Special Meeting of Shareholders (the “Special Meeting”) should additional support be needed to approve the New Advisory Agreement (the “Special Meeting Proposals”).

The Special Meeting Proposals are a result of the recently announced Business Combination Agreement executed between Owl Rock Capital Group (“Owl Rock”) and Dyal Capital Partners (“Dyal”). The combined business will be the surviving entity in a merger with Altimar Acquisition Corp. (NYSE: ATAC) (the “Transaction”). The Transaction, if consummated, will result in an indirect change of control of the Adviser and the subsequent assignment and termination of the Company’s current investment advisory agreement (the “Existing Advisory Agreement”).

In recommending that the Company’s shareholders vote “FOR” the Special Meeting Proposals, including the New Advisory Agreement, ISS and Glass Lewis both cited that the terms of the New Advisory Agreement are identical to the terms of the Existing Advisory Agreement. ISS also referenced that the day-to-day management of the Adviser and the investment objective of the Company will not change as a result of the indirect change of control of the Adviser or the Company’s entry into the New Advisory Agreement.

With the Special Meeting approaching on March 17, 2021, the Company reminds shareholders that their vote is very important regardless of the number of shares they own and urges all shareholders to vote by one of the methods described in the proxy statement before 11:59 p.m. Eastern Time on March 16, 2021.

Additional information on the proposed Transaction, including links to the proxy for each fund, can be found at www.owlrock.com/proxy. Shareholders who have questions about the definitive proxy statement or voting their shares should contact the Broadridge Proxy Services Center at 855-200-7549.

About Owl Rock Capital Corporation

Owl Rock Capital Corporation (ORCC) is a specialty finance company focused on lending to U.S. middle-market companies. As of December 31, 2020, ORCC had investments in 119 portfolio companies with an aggregate fair value of $10.8 billion. ORCC has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. ORCC is externally managed by Owl Rock Capital Advisors LLC, an SEC-registered investment adviser that is an affiliate of Owl Rock Capital Partners. Owl Rock Capital Partners, together with its subsidiaries, is a New York based direct lending platform with approximately $27.1 billion of assets under management as of December 31, 2020.

Forward-Looking Statements

Certain information contained herein may constitute “forward-looking statements” that involve substantial risks and uncertainties. Such statements involve known and unknown risks, uncertainties and other factors and undue reliance should not be placed thereon. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about ORCC, its current and prospective portfolio investments, its industry, its beliefs and opinions, and its assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond ORCC’s control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements including, without limitation, the risks, uncertainties and other factors identified in ORCC’s filings with the SEC. Investing in unseasoned companies and in sponsors of alternative investment platforms carries significant risk. Operating results in a specified period will be difficult to predict. The performance of Dyal and Owl Rock, and thus ORCC, will depend upon their success in structuring, distributing and operating alternative investment vehicles, including current and potential future vehicles, which will impact the operating results of each of Dyal, Owl Rock, ORCC, the investment vehicles they manage or expect to manage, and the investments such vehicles make or expect to make are and will be subject to various risks relating to such entities’ operations, including, but not limited to: weaker-than anticipated market acceptance of products and services; disruptions in technology development; an inability to successfully manage expanding operations; an inability to attract and retain key management and technical personnel; competition posed by established enterprises; changes in accounting rules or government regulation; weakness in the applicable industries as well as the U.S. and global economy; currency fluctuations; and the effects of other geopolitical events. Each of Dyal, Owl Rock, ORCC, the investment vehicles they manage or expect to manage, and the investments such vehicles make or expect to make is subject to the ongoing effects of the COVID-19 pandemic, the impact of which is particularly difficult to forecast. Because all forward-looking statements involve risks and uncertainties, actual results of the Dyal, Owl Rock and ORCC may differ materially from any expectations, projections or predictions made or implicated in such forward-looking statements. Investors and prospective investors are therefore cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date made. None of Owl Rock, Dyal or ORCC commits to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

Additional Information and Where to Find It

In connection with the Transaction which will result in the indirect change in control of the registered investment advisers (the “Owl Rock Advisers”) to ORCC, Owl Rock Capital Corporation II, Owl Rock Capital Corporation III and Owl Rock Technology Finance Corp. (the “Owl Rock BDCs”), each Owl Rock BDC has filed a proxy statement in definitive form (each, the “Proxy Statement”) with the SEC that contains important information about the proposed transaction and related matters, and delivered a copy of the Proxy Statement to its shareholders. INVESTORS OF THE OWL ROCK BDCs ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), AND OTHER RELEVANT DOCUMENTS THE OWL ROCK BDCs WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors may obtain a free copy of these materials and other documents filed by the Owl Rock BDCs with the SEC at the SEC’s website at www.sec.gov or at Owl Rock’s website at www.owlrock.com or www.owlrock.com/proxy/ or, for Owl Rock Capital Corporation, at www.owlrockcapitalcorporation.com. Investors and security holders may also obtain free copies of the Proxy Statements and other documents filed with the SEC from the Owl Rock BDCs by contacting Investor Relations at (212) 651-4705.

Participants in the Solicitation

The applicable Owl Rock BDCs and their directors, executive officers, employees and other persons may be deemed to be participants in the solicitation of proxies from the shareholders of the applicable Owl Rock BDCs’ common stock in respect of the change in control transaction. For information regarding the Owl Rock BDCs’ directors and executive officers, please see: Owl Rock Capital Corporation’s definitive proxy statement filed with the SEC on April 17, 2020, in connection with its 2020 annual meeting of shareholders; Owl Rock Capital Corporation II’s definitive proxy statement filed with the SEC on April 17, 2020, in connection with its 2020 annual meeting of shareholders; Owl Rock Technology Finance Corp.’s definitive proxy statement filed with the SEC on April 17, 2020, in connection with its 2020 annual meeting of shareholders; Owl Rock Capital Corporation III’s registration statement on Form 10 filed with the SEC on July 17, 2020. Other information regarding persons who may be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Proxy Statements. The Proxy Statements may be obtained free of charge from the sources indicated above.

Investor Contacts

Investor Contact:

Dana Sclafani

212-651-4705

orccir@owlrock.com

Media Contact:

Prosek Partners

David Wells / Josh Clarkson / Andrew Chironna

pro-owlrock@prosek.com

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